UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds V

BlackRock Floating Rate Income Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds V, 55

East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2019

Date of reporting period: 08/31/2019

Item 1 – Report to Stockholders

AUGUST 31, 2019

ANNUAL REPORT

BlackRock Funds V

▶	BlackRock Floating Rate Income Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended August 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted negative returns.

Fixed-income securities delivered strong returns with relatively low volatility, as interest rates declined (and bond prices rose). Longer-term U.S. Treasury yields declined further than short-term Treasury yields. This led to positive returns for U.S. Treasuries across the maturity spectrum and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe and ongoing uncertainty about Brexit led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then lowered interest rates for the first time in 11 years in July 2019. Similarly, the European Central Bank and the Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	6.15%	2.92%
U.S. small cap equities (Russell 2000® Index)	(4.43)	(12.89)
International equities (MSCI Europe, Australasia, Far East Index)	0.34	(3.26)
Emerging market equities (MSCI Emerging Markets Index)	(4.68)	(4.36)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.25	2.36
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	12.18	15.06
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	8.02	10.17
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.92	8.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.46	6.56
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of August 31, 2019	BlackRock Floating Rate Income Portfolio

Investment Objective

BlackRock Floating Rate Income Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ending August 31, 2019, the Fund underperformed the benchmark S&P®/LSTA Leveraged Loan Index.

What factors influenced performance?

On a sector basis, security selection within technology, consumer cyclical services and oil field services led positive contributions to relative Fund returns. Additionally, an underweight position to retailers added to results. By credit rating, positioning within single B-rated loans was the largest positive contributor to Fund performance. While the Fund’s slight underweight to BBB-rated issues weighed on Fund performance as these issues performed well in 2019 to date, this underweight was more than offset by strong security selection within the segment.

The portfolio’s sector security selection within media & entertainment and finance companies slightly detracted from Fund performance. An underweight position in BBB-rated issues was also a slight detractor over the period. In terms of asset allocation, loan index products weighed on relative performance as single names held up better than liquid products during the turbulent fourth quarter of 2018.

Describe recent portfolio activity.

Several of our sector-focused themes have remained consistent over recent quarters, although single-name relative positioning was arguably more important to portfolio performance. The investment adviser has been an active user of liquid products within the loan market. The portfolio remained concentrated on the B-rated and BB-rated segments of the floating rate loan interest (“bank loan”) market, while maintaining a much smaller allocation to CCC-rated risk. We also continue to focus on the larger, more liquid loans within the market as well as loan/bond structures as opposed to “loan only” issuers.

The Fund’s cash position averaged slightly more than 5% over the period. While the Fund generally seeks to be fully invested, cash levels will fluctuate based on market conditions, liquidity considerations, and investor flows. The Fund’s cash balance had no material impact on Fund performance.

Describe Fund positioning at period end.

At period end, approximately 95% of the Fund was held in core bank loan exposure, whether in the single name format (the vast majority) or index products. From a credit rating perspective, the Fund’s largest allocation at period end was to B-rated loans, with a focus on higher quality segments within that rating category. The Fund was underweight in the CCC-rated component of the loan market. Also reflecting a focus on relative quality, the Fund had a clear preference for loans with spreads in the 200 — 300 basis point (2% — 3%) range over the London InterBank Offered Rate reference rate as opposed to positions with spreads of 400 or more basis points. The Fund had a preference for larger loan tranches of $1 billion or more. From a vintage perspective, the Fund had a cautious stance on transactions initiated since 2017, given the arguably more aggressive lending standards and weaker protections for loan holders seen in recent years.

From a sector perspective, the Fund’s largest overweight positions were to pharmaceuticals, packaging and aerospace. By contrast, the portfolio remained underweight in retail, leisure and automotive names on the view that these sectors face fundamental headwinds. The Fund’s top-five issuer overweight positions comprised a nearly 4% deviation from the benchmark. The largest overweight included Clear Channel Outdoor Holdings, Inc. (media & entertainment), Sedgwick (financial “other”), and Infor US, Inc. (technology).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2019 (continued)	BlackRock Floating Rate Income Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund normally invests at least 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the Fund to achieve a floating rate of income. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Floating Rate Income Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund acquired the assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. in a reorganization on March 21, 2011.

(c)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance Summary for the Period Ended August 31, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	4.66%	4.65%	2.08%	3.13%	N/A	3.51%	N/A	5.18%	N/A
Investor A	4.28	4.27	1.94	2.84	0.27%	3.20	2.67%	4.90	4.64%
Investor C	3.64	3.63	1.55	2.09	1.11	2.45	2.45	4.14	4.14
Investor C1	3.86	3.86	1.67	2.33	N/A	2.72	N/A	4.41	N/A
Class K	4.71	4.70	2.10	3.19	N/A	3.44	N/A	5.02	N/A
S&P®/LSTA Leveraged Loan Index	—	—	2.03	3.33	N/A	3.76	N/A	5.50	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund normally invests at least 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the Fund to achieve a floating rate of income. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Floating Rate Income Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund acquired the assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. in a reorganization on March 21, 2011.

N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2019 (continued)	BlackRock Floating Rate Income Portfolio

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (03/01/19)	Ending Account Value (08/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio

Institutional	$1,000.00	$1,020.80	$3.41	$1,000.00	$1,021.83	$3.41	0.67%
Investor A	1,000.00	1,019.40	4.78	1,000.00	1,020.47	4.79	0.94
Investor C	1,000.00	1,015.50	8.59	1,000.00	1,016.69	8.59	1.69
Investor C1	1,000.00	1,016.70	7.42	1,000.00	1,017.85	7.43	1.46
Class K	1,000.00	1,021.00	3.11	1,000.00	1,022.13	3.11	0.61

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Floating Rate Loan Interests	95%
Investment Companies	4
Corporate Bonds	1
Common Stocks	—	(b)
Warrants	—	(b)
Other Interests	—	(b)

(a)	Total Investments exclude short-term securities and options purchased.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
BBB/Baa	8%
BB/Ba	33
B	53
CCC/Caa	2
NR	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities and options purchased.

6	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund acquired the assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. in a reorganization on March 21, 2011 (the “2011 Reorganization”). Accordingly, information provided herein for periods prior to the Reorganization is that of the Predecessor Fund and information provided herein for periods prior to the 2011 Reorganization is that of the BlackRock Senior Floating Rate Fund, Inc. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganization.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 21, 2011, Institutional Shares’ performance results are those of Investor A Shares. Class K Shares’ performance results shown prior to the Class K Shares’ inception date of March 28, 2016 is that of Investor A Shares. The performance of both the Fund’s Institutional Shares and Class K Shares would be substantially similar to Investor A Shares because Institutional Shares, Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that both Institutional Shares and Class K Shares have different expenses than Investor A Shares. The actual returns of both Institutional Shares and Class K Shares would have been higher than those of the Investor A Shares because Institutional Shares and Class K Shares have lower expenses than the Investor A Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and a service fee of 0.25% per year (but no distribution fee). Prior to March 21, 2011, Investor A Shares’ performance results are those of the BlackRock Senior Floating Rate Fund, Inc. restated to reflect Investor A Shares’ fees. Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to March 21, 2011, Investor C Shares’ performance results are those of the BlackRock Senior Floating Rate Fund, Inc. restated to reflect Investor C Shares’ fees. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. However, Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization into the Predecessor Fund and for dividend and capital gain reinvestment by existing shareholders, and will not be subject to CDSCs upon the sale of shares of the Fund received in the reorganization and shares acquired through the reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. Prior to March 21, 2011, Investor C1 Shares’ performance results are those of the BlackRock Senior Floating Rate Fund, Inc. restated to reflect Investor C1 Shares’ fees. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waivers, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

A B O U T F U N D P E R F O R M A N C E	7

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous pages (which is based on a hypothetical investment of $1,000 invested on March 1, 2019 and held through August 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2019	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks — 0.1%

Commercial Services & Supplies — 0.0%
Preston Holdings LLC(a)(b)		42,521	$231,314

Electric Utilities — 0.1%
TexGen Power LLC(a)(b)		46,825	1,779,351

Health Care Providers & Services — 0.0%
New Millennium Holdco, Inc.(b)		71,823	1,077

Machinery — 0.0%
Ameriforge Group, Inc.(b)		5,385	296,175

Marine — 0.0%
Projector SA(a)(b)		42,521	—

Media — 0.0%(b)
Clear Channel Outdoor Holdings, Inc.		480,539	1,249,402
iHeartMedia, Inc., Class A		24,004	331,255

			1,580,657

Software — 0.0%
Avaya Holdings Corp.(b)		259	3,657

Total Common Stocks — 0.1% (Cost: $4,748,473)			3,892,231

	Par (000)

Corporate Bonds — 0.7%

Commercial Services & Supplies — 0.0%
Prime Security Services Borrower LLC, 9.25%, 05/15/23(c)	USD	763	802,374

Communications Equipment — 0.0%
Avaya, Inc., 7.00%, 04/01/19(a)(b)(c)(d)		5,545	—

Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC(a):
(LIBOR USD 3 Month + 4.50%), 5.10%, 10/10/19(b)(d)(e)		8,430	—
11.50%, 10/01/20		5,909	—

			—

Machinery — 0.0%
Colfax Corp., 6.00%, 02/15/24(c)		846	902,047

Media — 0.1%
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22		3,645	3,723,987

Metals & Mining — 0.2%
Freeport-McMoRan, Inc., 3.55%, 03/01/22		4,932	4,944,330

Oil, Gas & Consumable Fuels — 0.4%
CNX Resources Corp., 5.88%, 04/15/22		4,732	4,578,210
CONSOL Energy, Inc., 11.00%, 11/15/25(c)		7,105	7,318,150

			11,896,360

Total Corporate Bonds — 0.7% (Cost: $22,670,522)			22,269,098

Security	Par (000)		Value

Floating Rate Loan Interests — 92.2%(f)

Aerospace & Defense — 2.0%
Atlantic Aviation FBO, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 5.87%, 11/30/25(a)	USD	5,556	$5,583,860
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.19% - 7.22%, 11/28/21		8,311	8,204,436
Standard Aero, Term Loan, (LIBOR USD 3 Month + 4.00%), 6.33%, 01/23/26		15,360	15,345,984
Standardaero Holding Canada Borrow, Term Loan, (LIBOR USD 3 Month + 4.00%), 6.33%, 12/30/24		8,258	8,250,529
Transdigm, Inc., Term Loan F, (LIBOR USD 3 Month + 2.50%), 4.83%, 06/09/23		25,552	25,351,356

			62,736,165

Air Freight & Logistics — 0.3%
Avolon Borrower 1 LLC, 1st Lien Term Loan B-3, (LIBOR USD 1 Month + 1.75%), 3.92%, 01/15/25		8,559	8,571,460

Airlines — 0.8%
American Airlines, Inc., Term Loan B:
(LIBOR USD 1 Month + 2.00%), 4.12% , 04/28/23		4,642	4,622,406
12/14/23(g)		7,825	7,790,010
Westjet, Term Loan, 08/07/26(g)		13,106	13,134,702

			25,547,118

Auto Components — 0.6%
Adient US LLC, Term Loan B, (LIBOR USD 3 Month + 4.25%), 6.46% - 6.89%, 04/25/24		1,704	1,652,595
Caliber Collision, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.71%, 02/05/26		6,243	6,258,607
Panther BF (Power Solns), Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.61%, 03/18/26		9,452	9,310,220
Panther BF Aggregator 2, Term Loan B, (EURIBOR 1 Month + 3.75%), 3.75%, 04/30/26	EUR	2,000	2,197,309

			19,418,731

Building Products — 0.7%
CPG Merger Sub LLC, Term Loan, (LIBOR USD 6 Month + 3.75%), 5.93%, 05/05/24	USD	6,762	6,685,775
Jeld-Wen, Inc., Term Loan, (LIBOR USD 3 Month + 2.00%), 4.33%, 12/14/24		5,502	5,483,302
LSF10 XL Bidco SCA, Term Loan B, (EURIBOR 3 Month + 3.75%), 3.75%, 04/11/24	EUR	2,000	2,167,876
Wilsonart LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.58%, 12/19/23	USD	8,885	8,646,382

			22,983,335

Capital Markets — 1.6%
Deerfield Holdings Corp., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.36%, 02/13/25		9,745	9,454,042
Fortress Investment Group LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.11%, 12/27/22		5,694	5,703,305
Greenhill & Co., Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.45%, 04/12/24		4,895	4,843,994
Jefferies Finance LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.00%, 06/03/26		5,599	5,583,267
RPI Finance Trust, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.11%, 03/27/23		10,155	10,168,630

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Capital Markets (continued)
Travelport Finance (Luxembourg) SA, 1st Lien Term Loan, (LIBOR USD 6 Month + 5.00%), 7.54%, 03/18/26	USD	8,907	$8,181,038
Travelport Finance (Luxembourg) SA, 2nd Lien Term Loan, (LIBOR USD 3 Month + 9.00%), 11.54%, 03/18/27(a)		5,005	4,354,350

			48,288,626

Chemicals — 3.9%
Allnex (Luxembourg) & Cy SCA, Term Loan B-1, (EURIBOR 1 Month + 3.25%), 3.25%, 09/13/23	EUR	1,970	2,065,949
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.33%, 01/31/24	USD	19,486	18,888,866
Ascend Performance Materials LLC, 1st Lien Term Loan B, 08/14/26(g)		10,295	10,282,131
Axalta Dupont PC, Term Loan, (LIBOR USD 3 Month + 1.75%), 4.08%, 06/01/24		13,444	13,355,856
Chemours Co. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 3.87%, 04/03/25		3,914	3,774,574
Ennis-Flint Road Infrastructure Investment, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.61%, 06/13/23		1,663	1,519,011
Greenrock Finance, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 6.15%, 06/28/24		3,098	3,095,904
Invictus Co., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.15%, 03/28/25		7,533	7,444,646
Invictus Co., Term Loan B-26, (LIBOR USD 3 Month + 6.75%), 8.90%, 03/30/26		1,945	1,927,981
IPS Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.61%, 11/07/24		5,756	5,751,375
LTI Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.61%, 09/06/25		4,139	3,901,428
Messer Industries LLC, Term Loan, (LIBOR USD 3 Month + 2.50%), 4.83%, 03/01/26		12,736	12,644,950
Momentive Performance Materials, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.59%, 05/15/24		3,301	3,230,854
OXEA Holding Vier GmbH, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.75%, 10/14/24		11,910	11,821,048
PQ Corp., Term Loan, (LIBOR USD 3 Month + 2.50%), 4.76%, 02/08/25		11,101	11,089,146
Starfruit Finco BV, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.46%, 10/01/25		4,851	4,678,959
Vectra Co., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.36%, 02/23/25		4,707	4,518,387

			119,991,065

Commercial Services & Supplies — 4.9%
Advanced Disposal Services, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.39%, 11/10/23		12,748	12,755,532
Allied Universal Holdco LLC, Term Loan B, (LIBOR USD 6 Month + 4.25%), 6.51%, 07/10/26		20,761	20,713,847
Brand Energy & Infrastructure Services, Inc., Term Loan, 06/21/24(g)		12,010	11,379,356
Camelot US Acquisition 1 Co., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.36%, 10/03/23		13,157	13,189,490
Capri Acquisitions Bidco Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.51%, 11/01/24		10,033	9,813,239

Security	Par (000)		Value

Commercial Services & Supplies (continued)
Cast & Crewpayroll, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.00%), 6.12%, 01/16/26	USD	8,297	$8,320,520
Diamond (BC) BV, Term Loan, 09/06/24(g)		5,190	4,735,875
EnergySolutions, LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 6.08%, 05/30/25		2,804	2,635,459
GFL Environmental, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.11%, 05/30/25		9,464	9,369,000
Harland Clarke Holdings Corp., Term Loan B, (LIBOR USD 3 Month + 4.75%), 7.08%, 11/03/23		2,042	1,582,185
Inmar, Inc., 1st Lien Term Loan, 05/01/24(g)		1,836	1,733,766
KAR Auction Services, Inc., Term Loan B-5, (LIBOR USD 3 Month + 2.50%), 4.88%, 03/09/23		2,098	2,094,886
Prime Security Services Borrower LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.86%, 05/02/22		13,964	13,945,157
Safe Fleet Holdings LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.21%, 02/01/25(a)		3,397	3,252,544
ServiceMaster Co. LLC (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.61%, 11/08/23		1,146	1,143,905
Tempo Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.11%, 05/01/24		20,525	20,507,833
US Ecology, Term Loan, 08/14/26(g)		1,804	1,810,765
West Corp., Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.61% , 10/10/24		1,624	1,434,856
(LIBOR USD 1 Month + 4.00%), 6.11% , 10/10/24		12,481	11,126,001

			151,544,216

Communications Equipment — 0.2%
Avaya, Inc., Term Loan B, 12/15/24(g)		1,373	1,347,497
Ciena Corp., Term Loan B-1, (LIBOR USD 1 Month + 2.00%), 4.17%, 09/26/25		4,991	5,004,827

			6,352,324

Construction & Engineering — 0.2%
Ply Gem, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 5.95%, 04/01/25		1,970	1,910,362
SRS Distribution, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.36%, 05/23/25		5,903	5,721,909

			7,632,271

Construction Materials — 1.4%
ABC Supply Co., Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.11%, 10/31/23		15,869	15,716,465
Foundation Building Materials, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.11%, 08/13/25		4,014	4,001,766
HD Supply Waterworks Ltd., Term Loan, (LIBOR USD 3 Month + 2.75%), 5.09% - 5.27%, 08/01/24		16,481	16,432,491
Plaskolite, Term Loan, (LIBOR USD 1 Month + 4.25%), 6.43%, 12/15/25		4,666	4,485,320
Tamko Building Products, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.37% - 5.58%, 05/03/26(a)		2,409	2,409,000

			43,045,042

10	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Containers & Packaging — 3.3%
Berry Global, Inc., Term Loan Q, (LIBOR USD 1 Month + 2.25%), 4.45%, 10/01/22	USD	21,822	$21,827,071
Berry Plastics Corp., Term Loan U, (LIBOR USD 1 Month + 2.50%), 4.70%, 05/17/26		6,340	6,336,513
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.59%, 04/03/24		12,211	11,857,878
Charter NEX US, Inc., 1st Lien Term Loan:
(LIBOR USD 1 Month + 3.00%), 5.11% , 05/16/24		11,734	11,522,690
(LIBOR USD 1 Month + 3.50%), 5.61% , 05/16/24		3,179	3,173,055
Flex Acquisition Co., Inc., Term Loan, 12/29/23(g)		13,933	13,246,844
Pregis Topco Corp., Term Loan, (LIBOR USD 6 Month + 4.00%), 6.25%, 08/01/26		3,443	3,424,339
Reynolds Group Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.86%, 02/05/23		29,928	29,896,033
Verallia Packaging SAS, Term Loan B-4, (EURIBOR 1 Month + 2.75%), 2.75%, 10/31/22	EUR	1,765	1,938,685

			103,223,108

Diversified Consumer Services — 2.2%
AlixPartners LLP, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.86%, 04/04/24	USD	16,017	16,025,253
Bright Horizons Family Solutions LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.86%, 11/07/23		7,367	7,362,471
Research Now, Inc., Term Loan, (LIBOR USD 3 Month + 5.50%), 7.75%, 12/07/24		5,698	5,689,678
SIRVA Worldwide, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.50%), 7.61% - 7.83%, 08/04/25(a)		5,558	5,377,026
Spin Holdco, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.57%, 11/14/22		16,585	16,203,559
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.86%, 05/06/24		5,034	4,677,037
Trugreen Ltd. Partnership, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.75%), 5.86%, 03/13/26		9,147	9,175,947
Verisure Holding AB, Term Loan B-1, (EURIBOR 3 Month + 3.00%), 3.00%, 10/21/22	EUR	2,000	2,192,605

			66,703,576

Diversified Financial Services — 2.0%
Advisor Group Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 7.11%, 07/31/26	USD	6,507	6,409,395
Clearesult, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.71%, 08/15/25(a)		3,739	3,635,932
Genuine Financial Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.86%, 07/12/25		6,937	6,734,242
SMG US Midco 2, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.11%, 01/23/25		5,719	5,672,622
SSH Group Holdings, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.51%, 07/30/25		5,531	5,475,950
Starwood Property Trust, Inc., Term Loan, (LIBOR USD 3 Month + 2.50%), 4.78%, 07/10/26(a)		2,504	2,510,260
Tank Holdings Corp., Term Loan, 12/30/24(g)		639	634,736
VICI Properties, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.17%, 12/20/24		20,636	20,665,506

Security	Par (000)		Value

Diversified Financial Services (continued)
Ziggo Secured Finance Partnership, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.70%, 04/15/25	USD	10,595	$10,516,869

			62,255,512

Diversified Telecommunication Services — 2.4%
Altice Financing SA, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.95%, 01/31/26		5,501	5,305,854
Altice Financing SA, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.95%, 07/15/25		2,579	2,496,859
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.20%, 08/14/26		14,151	14,015,895
CenturyLink, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.86%, 01/31/25		7,971	7,851,907
Consolidated Communications, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.12%, 10/05/23		839	801,781
Eircom Finco, Term Loan B-3, (EURIBOR 1 Month + 3.00%), 3.00%, 05/14/26	EUR	2,000	2,200,034
Level 3 Financing, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.36%, 02/22/24	USD	11,117	11,121,764
MTN Infrastructure TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.11%, 11/15/24		10,324	10,130,028
Numericable US LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 5.88%, 01/31/26		2,453	2,407,303
TDC A/S, Term Loan, (EURIBOR 1 Month + 2.75%), 2.75%, 06/04/25	EUR	2,458	2,702,777
Telesat Canada, Term Loan B-4, (LIBOR USD 3 Month + 2.50%), 4.83%, 11/17/23	USD	3,548	3,542,122
Zayo Group LLC, Term Loan:
(LIBOR USD 1 Month + 2.00%), 4.11% , 01/19/21		11,389	11,389,399
(LIBOR USD 1 Month + 2.25%), 4.36% , 01/19/24		1,530	1,530,000

			75,495,723

Electric Utilities — 0.9%
Calpine Construction Finance Co. LP, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.61%, 01/15/25		2,265	2,257,538
Edgewater Generation LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.86%, 12/13/25		5,449	5,374,456
EIF Channelview Cogeneration LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.37%, 05/03/25		2,012	2,023,434
Granite Acquisition, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.82%, 12/17/21		9,414	9,434,014
Granite Acquisition, Inc., 1st Lien Term Loan C, (LIBOR USD 3 Month + 3.50%), 5.83%, 12/17/21		1,194	1,196,258
Vistra Operations Co. LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.11%, 08/04/23		6,132	6,135,855
Vistra Operations Co. LLC, Term Loan B-3, (LIBOR USD 3 Month + 2.00%), 4.11% - 4.33%, 12/31/25		3,024	3,026,368

			29,447,923

Electrical Equipment — 0.7%
Dell International LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.12%, 09/07/23		11,069	11,091,081
GrafTech International Ltd., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.61%, 02/12/25		7,024	6,822,262

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Electrical Equipment (continued)
MH Sub I LLC, 1st Lien Term Loan, 09/13/24(g)	USD	2,411	$2,389,367

			20,302,710

Energy Equipment & Services — 0.3%
McDermott International, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 7.11%, 05/12/25		5,749	5,264,235
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 1 Month + 7.75%), 9.90%, 11/08/22(a)		3,790	3,600,500

			8,864,735

Entertainment — 1.6%
Creative Artists Agency LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.11%, 02/15/24		11,509	11,500,046
Kingpin Intermediate Holdings LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.61%, 07/03/24		8,135	8,114,963
PCI Gaming Authority, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.11%, 05/15/26		7,596	7,630,521
Renaissance Learning, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.36%, 05/24/25		3,495	3,416,943
William Morris Endeavor Entertainment LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.87%, 05/18/25		17,964	17,425,000

			48,087,473

Equity Real Estate Investment Trusts (REITs) — 1.4%
Capital Automotive LP, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.62%, 03/25/24		2,523	2,516,612
Claros Mortgage Trust, Inc., Term Loan B, (LIBOR USD 6 Month + 3.25%), 5.46%, 08/09/26(a)		6,607	6,598,741
DTZ US Borrower LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.36%, 12/31/22		13,582	13,568,916
GEO Group Refinancing, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.12%, 03/22/24		6,356	5,914,564
Iron Mountain, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.86%, 01/02/26(a)		8,381	8,276,523
RHP Hotel Properties LP, Term Loan, (LIBOR USD 3 Month + 2.00%), 4.33%, 05/11/24		5,718	5,721,978

			42,597,334

Food & Staples Retailing — 1.4%
Albertsons Cos., Inc., Term Loan B-8, (LIBOR USD 1 Month + 2.75%), 4.86%, 08/17/26		49	48,721
Albertson’s LLC, Term Loan B-7, 11/17/25(g)		3,573	3,584,423
BCPE Empire Holdings, Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.11%, 12/31/26		4,343	4,266,863
H-Food Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 5.80%, 05/23/25		4,016	3,896,793
H-Food Incremental, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.11%, 05/23/25		4,874	4,727,305
US Foods, Inc., Term Loan, 08/14/26(g)		12,270	12,290,491
US Foods, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.11%, 06/27/23		13,565	13,573,137

			42,387,733

Security	Par (000)		Value

Food Products — 2.3%
8th Avenue Food & Provisions, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 5.96%, 10/01/25	USD	2,818	$2,819,615
ARAMARK Services, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 1.75%), 4.08%, 03/11/25		6,881	6,872,459
Chobani LLC, Term Loan, 10/10/23(g)		15,764	15,487,895
Hostess Brands LLC, Term Loan, (LIBOR USD 3 Month + 2.25%), 4.36% - 4.51%, 08/03/22		12,956	12,923,338
JBS USA LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.61%, 05/01/26		9,215	9,226,424
Nomad Foods Ltd., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.45%, 05/15/24		5,091	5,055,042
Post Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.15%, 05/24/24		6,810	6,809,419
TMK Hawk Parent Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 4.82% - 5.83%, 08/28/24		13,865	11,658,108

			70,852,300

Health Care Equipment & Supplies — 0.7%
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.33%, 06/15/21		18,262	18,168,511
Universal Hospital Services, Inc., Delayed Draw Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.25%, 10/18/25(a)		3,605	3,609,471

			21,777,982

Health Care Providers & Services — 5.0%
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.61%, 06/30/25		3,825	3,824,671
CHG Healthcare Services, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.11%, 06/07/23		18,006	17,842,356
Concentra, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.50%), 8.96%, 07/25/23		8,000	8,033,326
Concentra, Inc., Term Loan, (LIBOR USD 3 Month + 2.75%), 5.21%, 06/01/22		5,508	5,505,600
Dentalcorp Perfect Smile ULC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 5.86%, 05/31/25		5,351	5,220,814
Diplomat Pharmacy, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.62%, 12/20/24		4,728	4,373,189
Emerald Topco, 1st Lien Term Loan, (LIBOR USD 1 Month + 1.50%), 5.61%, 07/23/26		7,000	6,959,190
Envision Healthcare Corp., Term Loan, (LIBOR USD 1 Month + 3.75%), 5.86%, 10/10/25		9,878	7,623,861
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 1 Month + 3.75%), 5.88%, 07/02/25		10,152	10,145,614
HC Group Holdings III, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.50%), 6.61%, 04/07/22		4,735	4,715,255
HCA, Inc., Term Loan B11, (LIBOR USD 3 Month + 1.75%), 4.08%, 03/17/23		2,628	2,630,205
HomeVi SAS, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 10/31/24	EUR	2,000	2,195,902
LGC Ltd., Term Loan B-3, (LIBOR USD 1 Month + 3.50%), 5.61%, 03/08/23	USD	4,000	3,936,680
MPH Acquisition Holdings LLC, Term Loan, (LIBOR USD 3 Month + 2.75%), 5.08%, 06/07/23		14,721	13,672,253
nThrive, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.61%, 10/20/22		12,655	11,768,983

12	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Health Care Providers & Services (continued)
Orchid Orthopedic Solutions, Term Loan, (LIBOR USD 3 Month + 4.50%), 6.98%, 02/28/26(a)	USD	2,690	$2,690,000
Ortho-Clinical Diagnostics, Inc., Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.56%, 06/30/25		16,941	15,945,443
Radiology Partners, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 4.75%), 7.06% - 7.39%, 07/09/25		3,187	3,054,909
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.86%, 02/06/24		6,717	5,392,043
Vizient, Inc., Term Loan B-5, (LIBOR USD 1 Month + 2.75%), 4.61%, 05/17/26		3,637	3,648,811
Wink Holdco, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.11%, 12/02/24		8,724	8,478,822
WP CityMD Bidco LLC, Term Loan, (LIBOR USD 6 Month + 4.50%), 6.71%, 08/07/26		7,563	7,471,639

			155,129,566

Health Care Technology — 1.3%
Athenahealth, Inc., Term Loan B, (LIBOR USD 1 Month + 4.50%), 6.68% - 6.70%, 02/05/26		19,320	19,211,004
Change Healthcare Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.61%, 03/01/24		15,689	15,505,909
Goodrx, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.93%, 10/10/25		4,462	4,420,006

			39,136,919

Hotels, Restaurants & Leisure — 7.7%
1011778 BC ULC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.36%, 02/16/24		20,190	20,150,081
Aristocrat Leisure Ltd., Term Loan B, (LIBOR USD 3 Month + 1.75%), 4.03%, 10/19/24		2,884	2,883,611
Boyd Gaming Corp., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.39%, 09/15/23		12,199	12,193,087
Caesars Resort Collection LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.86%, 12/23/24		20,744	20,421,314
CCM Merger, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.36%, 08/06/21		6,887	6,886,660
CityCenter Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.36%, 04/18/24		18,764	18,749,526
Dorna Sports SL, 1st Lien Term Loan, (EURIBOR 6 Month + 2.75%), 2.75%, 05/03/24	EUR	1,913	2,085,423
Four Seasons Holdings, Inc., Term Loan F, (LIBOR USD 1 Month + 2.00%), 4.11%, 11/30/23	USD	12,587	12,597,239
Gateway Casinos & Entertainment Ltd., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.33%, 12/01/23		663	654,180
Golden Nugget, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.86% - 4.93%, 10/04/23		6,544	6,538,777
Hilton Worldwide Finance LLC, Term Loan B-2, (LIBOR USD 1 Month + 1.75%), 3.90%, 06/22/26		13,371	13,396,307
IRB Holding Corp., Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.55% - 5.56%, 02/05/25		15,543	15,421,876
KFC Holding Co., Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.93%, 04/03/25		4,544	4,532,000
Lakeland Tours LLC, Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.40%, 12/16/24		5,397	5,408,082

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
MGM Growth Properties LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.11%, 03/21/25	USD	16,461	$16,455,619
NASCAR, Term Loan B, 07/27/26(g)		4,837	4,860,169
Playa Resorts Holding BV, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.86%, 04/29/24		5,921	5,654,839
Scientific Games International, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.86% - 4.90%, 08/14/24		11,593	11,444,934
Silk Bidco AS, 1st Lien Term Loan B, (EURIBOR 6 Month + 3.75%), 3.75%, 02/24/25	EUR	2,000	2,188,494
Stars Group Holdings BV, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 07/10/25	USD	20,392	20,442,093
Station Casinos LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.62%, 06/08/23		11,643	11,654,713
Tackle Group Sarl, Term Loan, (EURIBOR 3 Month + 3.25%), 3.25%, 08/08/22	EUR	2,000	2,192,055
Whataburger, Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.52%, 08/02/26	USD	10,889	10,926,458
Wyndham Hotels & Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.86%, 05/30/25		7,419	7,437,485
Wynn Resorts Ltd., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.37%, 10/22/24		3,187	3,186,316

			238,361,338

Household Durables — 0.1%
Serta Simmons Bedding LLC, Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.68% - 5.70% , 11/08/23		4,182	2,776,531
(LIBOR USD 1 Month + 8.00%), 10.18% , 11/08/24		562	244,356

			3,020,887

Independent Power and Renewable Electricity Producers — 0.7%
AES Corp. (The), Term Loan, (LIBOR USD 3 Month + 1.75%), 3.87%, 05/31/22		4,857	4,855,999
Calpine Corp, Term Loan B-10, (LIBOR USD 1 Month + 2.50%), 4.61%, 08/02/26		8,670	8,641,806
Calpine Corp., 1st Lien Term Loan B-5, (LIBOR USD 3 Month + 2.50%), 4.83%, 01/15/24		2,512	2,507,566
Calpine Corp., Term Loan B-9, (LIBOR USD 3 Month + 2.75%), 5.08%, 03/20/26		5,675	5,665,523

			21,670,894

Industrial Conglomerates — 1.4%
Filtration Group Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.11%, 03/29/25		13,328	13,320,232
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 5.39% - 5.58%, 02/21/25		6,746	6,532,260
Sundyne US Purchaser, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.11%, 04/23/26(a)		7,760	7,605,116
Vertiv Co., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.33%, 11/30/23		15,383	14,447,137

			41,904,745

Insurance — 4.5%
Alliant Holdings Intermediate LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.45%, 05/09/25		3,821	3,766,092
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.15%, 05/09/25		15,242	14,795,182

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Insurance (continued)
AmWINS Group, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.86% - 4.98%, 01/25/24	USD	16,099	$16,067,009
AssuredPartners, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.61%, 10/22/24		11,444	11,372,643
Asurion LLC, 1st Lien Term Loan B-6, (LIBOR USD 1 Month + 3.00%), 5.11%, 11/03/23		10,120	10,121,562
Asurion LLC, 2nd Lien Term Loan B-2, (LIBOR USD 1 Month + 6.50%), 8.61%, 08/04/25		7,769	7,876,290
Asurion LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.11%, 11/03/24		1,289	1,289,135
Asurion LLC, Term Loan B-4, (LIBOR USD 1 Month + 3.00%), 5.11%, 08/04/22		9,048	9,049,348
Geronimo Intermediate Parent, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.36%, 06/22/23(a)		5,418	5,363,529
Hub International Ltd., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.27% - 5.28%, 04/25/25		13,239	12,962,575
Sedgwick, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.36%, 12/31/25		22,648	21,939,808
Sedgwick, 1st Lien Term Loan B, 08/07/26(g)		12,862	12,808,366
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.33%, 05/16/24		12,265	11,963,754

			139,375,293

IT Services — 8.7%
Altran Technologies SA, Term Loan, (LIBOR USD 3 Month + 2.50%), 4.89%, 03/20/25(a)		3,037	3,033,708
Applied Systems, Inc., Term Loan:
(LIBOR USD 3 Month + 3.00%), 5.33% , 09/19/24		10,344	10,305,648
(LIBOR USD 3 Month + 7.00%), 9.33% , 09/19/25		2,282	2,297,795
Boxer Parent Co., Inc., Term Loan B, (LIBOR USD 3 Month + 4.25%), 6.58%, 10/02/25		13,263	12,508,070
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.86%, 04/28/25		4,044	4,071,823
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.87%, 04/29/24		4,142	4,105,627
Epicor Software, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.37%, 06/01/22		9,476	9,462,481
Evertec, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.61%, 11/27/24		4,411	4,419,127
Gartner, Inc., Term Loan A, (LIBOR USD 1 Month + 1.75%), 3.61%, 03/21/22(a)		1,391	1,393,187
Global Payments, Inc., Term Loan B:
(LIBOR USD 1 Month + 1.75%), 3.86% , 04/21/23		4,354	4,347,561
(LIBOR USD 1 Month + 1.75%), 3.86% , 10/17/25		1,455	1,453,369
GoDaddy, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.11%, 02/15/24		8,636	8,649,366
Greeneden US Holdings I LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.36%, 12/01/23		7,256	7,166,802
IG Investments Holdings LLC, Term Loan, (LIBOR USD 3 Month + 4.00%), 6.11% - 6.33%, 05/23/25		14,416	14,275,234
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.36%, 11/29/24		15,822	14,801,505
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.36%, 12/01/25		3,383	3,154,958

Security	Par (000)	Value

IT Services (continued)
Outfront Media Capital LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.21%, 03/18/24	USD 819	$820,387
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.48%, 08/01/25	6,450	5,192,352
Rackspace Hosting, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.27% - 5.29%, 11/03/23	6,963	6,442,826
Sabre GLBL, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.11%, 02/22/24	12,172	12,179,183
Solera LLC, Term Loan B-1, (LIBOR USD 1 Month + 2.75%), 4.86%, 03/03/23	20,529	20,413,952
Sophia LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.58%, 09/30/22	25,124	25,087,483
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.36%, 04/16/25	12,501	12,513,994
SS&C Technologies Holdings, Inc., Term Loan B-1, (LIBOR USD 1 Month + 2.25%), 4.36%, 07/08/22	3,361	3,363,929
SS&C Technologies, Inc., 1st Lien Term Loan B-5, (LIBOR USD 1 Month + 2.25%), 4.36%, 04/16/25	10,649	10,647,239
Trans Union LLC, 1st Lien Term Loan B-4, (LIBOR USD 1 Month + 2.00%), 4.11%, 06/19/25	5,897	5,900,615
Trans Union LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.11%, 04/10/23	11,492	11,497,917
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 6.61%, 08/27/25	20,606	20,638,249
Vertafore, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.36%, 07/02/25	7,610	7,341,048
WEX, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.36%, 05/15/26	17,443	17,476,898
Zephyr Midco 2 Ltd., Term Loan, (LIBOR GBP 1 Month + 4.50%), 5.27%, 07/23/25	GBP 2,000	2,364,851

		267,327,184

Life Sciences Tools & Services — 0.9%
Albany Molecular Research, Inc., Term Loan:
(LIBOR USD 1 Month + 3.25%), 5.36% , 08/30/24	USD 2,549	2,451,237
(LIBOR USD 1 Month + 7.00%), 9.11% , 08/30/25(a)	1,855	1,831,812
Avantor, Inc., Term Loan, 11/21/24(g)	6,114	6,162,824
Sotera Health Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.74%, 05/15/22	3,953	3,903,587
Sterigenics-Nordion Holdings LLC, Term Loan, 05/15/22(g)	12,734	12,479,350

		26,828,810

Machinery — 1.8%
Columbus Mckinnon Corp., 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.50%), 4.83%, 01/31/24	727	726,053
Doosan Infracore International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.33%, 05/18/24	2,974	2,971,388
Gardner Denver, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.86%, 07/30/24	9,614	9,634,692
Gates Global LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.86%, 04/01/24	15,835	15,424,777
Terex Corp., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.86%, 01/31/24	1,406	1,408,233

14	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Machinery (continued)
Titan Acquisition Ltd., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.11%, 03/28/25	USD	21,513	$20,604,963
WELBILT, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.61%, 10/11/25		4,951	4,899,806

			55,669,912

Media — 6.0%
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.11%, 07/12/24		5,610	5,553,974
Cable One, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.87%, 05/01/24(a)		3,685	3,689,406
Cablevision CSC Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.45%, 07/17/25		5,683	5,652,600
Charter Communications Operating LLC, Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.33%, 04/30/25		9,432	9,451,826
Clear Channel, Term Loan B, 08/21/26(g)		31,710	31,670,363
CSC Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.70%, 01/25/26		4,300	4,293,306
Cumulus Media New Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.62%, 05/13/22		2,935	2,942,183
Diamond Sports Group LLC, Term Loan, 08/24/26(g)		12,660	12,660,000
Gray Television, Inc., Term Loan, (LIBOR USD 3 Month + 2.50%), 4.83%, 01/02/26		2,197	2,196,820
Gray Television, Inc., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.58%, 02/07/24		4,021	4,015,228
iHeartCommunications, Inc., 1st Lien Term Loan, 05/01/26(g)		9,068	9,088,446
Intelsat Jackson Holdings SA, Term Loan, (LIBOR USD 1 Month + 4.50%), 6.65%, 01/02/24		9,105	9,145,381
Learfield Communications LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.90% - 5.37%, 12/01/23		10,021	10,036,173
Lions Gate Entertainment, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.36%, 03/24/25		5,157	5,137,291
Meredith Corp., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.86%, 01/31/25		3,714	3,718,265
Midcontinent Communications, Term Loan, (LIBOR USD 6 Month + 2.25%), 4.45%, 08/15/26		3,037	3,047,461
Nexstar Broadcasting, Inc., Term Loan B, 06/19/26(g)		6,121	6,121,000
Radiate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.11%, 02/01/24		9,534	9,438,196
Telenet Financing LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.45%, 08/15/26		5,406	5,388,250
Trader Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.15%, 09/28/23(a)		16,025	15,824,465
Tribune Media Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.11%, 01/26/24		12,616	12,591,621
Univision Communications, Inc., Term Loan C-5, (LIBOR USD 1 Month + 2.75%), 4.86%, 03/15/24		5,505	5,256,221
Virgin Media Bristol LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.70%, 01/15/26		7,832	7,825,969

			184,744,445

Security	Par (000)		Value

Metals & Mining — 0.4%
Ball Metalpack Finco LLC, Term Loan, (LIBOR USD 3 Month + 4.50%), 6.62%, 07/31/25	USD	3,612	$3,494,146
Equinox Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.11%, 03/08/24		8,149	8,096,158

			11,590,304

Multiline Retail — 0.7%
Harbor Freight Tools USA, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.61%, 08/18/23		5,641	5,420,456
Hudsons Bay Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.49%, 09/30/22		7,604	7,594,967
Leslie’s Poolmart, Inc., Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.76%, 08/16/23		4,009	3,748,033
Neiman Marcus Group Ltd. LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 6.00%), 8.23%, 10/25/23		4,327	3,525,792

			20,289,248

Multi-Utilities — 0.4%
Exgen Renewables IV LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.13%, 11/28/24		7,868	7,572,780
USIC Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.11%, 12/08/23		5,422	5,345,559

			12,918,339

Oil, Gas & Consumable Fuels — 1.0%
BCP Raptor II LLC, Term Loan, (LIBOR USD 1 Month + 4.75%), 6.86%, 10/22/25		3,468	3,063,389
California Resources Corp., Term Loan, (LIBOR USD 1 Month + 10.38%), 12.49%, 12/31/21		5,341	4,727,219
CNX Resources Corp., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.62%, 11/28/22		4,807	4,794,935
EURO Garages Ltd., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.33%, 02/07/25		6,242	6,144,619
EURO Garages Ltd., Term Loan B-1, (LIBOR USD 3 Month + 4.00%), 6.33%, 02/07/25		3,580	3,523,773
Gavilan Resources LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.00%), 8.11%, 03/01/24		3,276	1,392,274
Midcoast Operating LP, Term Loan, (LIBOR USD 3 Month + 5.50%), 7.83%, 06/30/25		6,388	6,243,839

			29,890,048

Personal Products — 0.2%
Sunshine Luxembourg VII Sarl, Term Loan, 07/17/26(g)		5,692	5,687,731

Pharmaceuticals — 3.7%
Amneal Pharmaceuticals LLC, Term Loan B-18, (LIBOR USD 1 Month + 3.50%), 5.63%, 03/21/25		4,753	4,311,269
Bausch Health Cos., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.20%, 06/02/25		37,858	37,901,256
Catalent, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.36%, 05/08/26		8,667	8,691,891
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.38%, 04/29/24		11,488	10,468,790
Grifols Worldwide Operations Ltd., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.39%, 01/31/25		10,078	10,083,349
Jaguar Holding Co. I, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.61%, 08/18/22		31,032	30,833,944

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Mallinckrodt International Finance SA, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.08%, 09/24/24	USD	3,474	$2,689,736
National Veterinary Associates, Inc., Term Loan B-3, (LIBOR USD 1 Month + 2.75%), 4.86%, 02/02/25		9,902	9,889,660

			114,869,895

Professional Services — 0.5%
Dun & Bradstreet Corp. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 5.00%), 7.15%, 02/06/26		16,055	16,088,394

Real Estate Management & Development — 0.7%
ESH Hospitality, Inc. Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.11%, 08/30/23		10,476	10,477,598
Forest City, Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.11%, 12/31/25		8,146	8,196,978
Realogy Group LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.42%, 02/08/25		3,798	3,658,769

			22,333,345

Road & Rail — 0.7%
Uber Technologies, Inc., Term Loan: 07/13/23(g)		14,111	14,055,062
(LIBOR USD 1 Month + 4.00%), 6.20% , 03/14/25		6,227	6,227,100

			20,282,162

Semiconductors & Semiconductor Equipment — 0.1%
Microchip Technology, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.12%, 05/29/25		4,123	4,119,082

Software — 6.7%
DTI Holdco, Inc., Term Loan, (LIBOR USD 3 Month + 4.75%), 7.01% - 7.01%, 09/29/23		6,663	6,096,706
Financial & Risk US Holdings, Inc., Term Loan:
(EURIBOR 3 Month + 4.00%), 4.00% , 10/01/25	EUR	1,610	1,783,049
(LIBOR USD 1 Month + 3.75%), 5.86% , 10/01/25	USD	25,223	25,335,338
Infor US, Inc., Term Loan, (LIBOR USD 3 Month + 2.75%), 5.08%, 02/01/22		33,798	33,762,888
Informatica LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.36%, 08/05/22		19,772	19,775,843
Kronos, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.25%, 11/01/23		20,971	20,947,165
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 10.50%, 11/01/24		9,285	9,489,270
McAfee LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.87%, 09/30/24		17,210	17,214,395
PowerSchool Group LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 5.46%, 07/31/25		4,884	4,790,820
RP Crown Parent LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.86%, 10/12/23		9,470	9,442,039
Solar Winds Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.86%, 02/05/24		19,772	19,740,773
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.36%, 04/16/25		8,447	8,455,394
TIBCO Software, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.25%, 06/12/26		18,359	18,341,959

Security		Par (000)	Value

Software (continued)
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, (LIBOR USD 3 Month + 3.75%), 6.08%, 05/04/26	USD	10,481	$10,499,761

			205,675,400

Specialty Retail — 1.0%
Belron Finance US LLC, Term Loan B, (LIBOR USD 3 Month + 2.50%), 4.71%, 11/07/24(a)		9,053	9,064,063
CD&R Firefly Bidco Ltd., Term Loan, (LIBOR GBP 3 Month + 4.25%), 5.02%, 06/23/25	GBP	2,000	2,394,054
IAA Spinco, Inc., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.63%, 05/22/26	USD	3,542	3,555,418
MED Parentco LP, Term Loan, 07/31/26(g)		5,216	5,155,293
Midas Intermediate Holdco II LLC, Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.08%, 08/18/21		4,151	4,000,179
Optiv, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.36%, 02/01/24		2,663	2,184,016
PetSmart, Inc., Term Loan, 03/11/22(g)		4,805	4,660,850

			31,013,873

Technology Hardware, Storage & Peripherals — 0.5%
Western Digital Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.86%, 04/29/23		16,362	16,300,715

Trading Companies & Distributors — 0.6%
Beacon Roofing Supply, Inc., Term Loan B, 01/02/25(g)		5,334	5,291,850
HD Supply, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.86%, 10/17/23		13,087	13,130,867
United Rentals, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.86%, 10/31/25		609	609,946

			19,032,663

Wireless Telecommunication Services — 1.1%
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.34%, 05/27/24		6,111	5,172,941
Hargray Communications Group, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.11%, 05/16/24		5,039	5,000,947
New Lightsquared LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 0.00%), 0.00%, 12/07/20		5,937	4,974,943
SBA Senior Finance II LLC, 2nd Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.12%, 04/06/25		11,709	11,634,739
Sprint Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.63%, 02/02/24		6,401	6,354,802

			33,138,372

Total Floating Rate Loan Interests — 92.2% (Cost: $2,883,392,936)			2,844,506,026

		Shares

Investment Companies — 3.8%
Invesco Senior Loan ETF(h)		5,229,262	118,233,614

Total Investment Companies — 3.8% (Cost: $118,530,566)			118,233,614

16	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Portfolio (Percentages shown are based on Net Assets)

Security		Beneficial Interest (000)	Value

Other Interests — 0.0%(i)

Capital Markets — 0.0%
Millennium Lender Claim(a)	USD	15,011	$—

Total Other Interests — 0.0%			—

		Shares

Warrants — 0.1%

Machinery — 0.0%
AFGlobal Corp. (Issued/exercisable 06/08/17, 1 share for 1 warrant, Expires 06/08/22, Strike Price USD 0.00)(b)		17,095	—

Media — 0.1%
iHeartMedia, Inc. (Issued/exercisable 06/05/19, 1 share for 1 warrant, Expires 12/31/19, Strike Price USD 1.00)(b)		180,353	2,488,690

Total Warrants — 0.1%			2,488,690

Total Long-Term Investments — 96.9% (Cost: $3,032,588,671)			2,991,389,659

Security	Shares	Value

Short-Term Securities — 10.0%(j)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.99%*	195,186,412	$195,186,412
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.92%	16,913,400	16,913,400
SL Liquidity Series, LLC, Money Market Series, 2.29%(k)*	96,272,531	96,301,413

Total Short-Term Securities — 10.0% (Cost: $308,393,010)		308,401,225

Total Options Purchased — 0.0% (Cost: $289,891)		211,500

Total Investments — 106.9% (Cost: $3,341,271,572)		3,300,002,384

Liabilities in Excess of Other Assets — (6.9)%		(214,005,390)

Net Assets — 100.0%		$3,085,996,994

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(f)	Variable rate security. Rate shown is the rate in effect as of period end.
(g)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(h)	Security, or a portion of the security, is on loan.
(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(j)	Annualized 7-day yield as of period end.
(k)	Security was purchased with the cash collateral from loaned securities.
*

During the year ended August 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 08/31/18	Shares Purchased		Shares Sold		Shares Held at 08/31/19	Value at 08/31/19	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	259,585,142	—		(64,398,730	)(b)	195,186,412	$195,186,412	$3,399,469		$—		$—
SL Liquidity Series, LLC, Money Market Series	36,796,209	59,476,322	(c)	—		96,272,531	96,301,413	686,120	(d)	(10,835)		7,146
iShares iBoxx $ High Yield Corporate Bond ETF(e)	—	285,000		(285,000)		—	—	29,145		185,419		—

							$291,487,825	$4,114,734		$174,584		$7,146

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	Represents net shares purchased.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	As of period end, the entity is no longer held by the Fund.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Portfolio

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	29,514,004	EUR	26,405,000	BNP Paribas SA	09/05/19	$491,420
USD	4,425,058	GBP	3,626,000	Nomura International plc	09/05/19	12,757
USD	28,981,973	EUR	26,296,000	State Street Bank and Trust Co.	10/03/19	15,049
USD	4,418,408	GBP	3,618,000	Standard Chartered Bank	10/03/19	10,294

						529,520

EUR	26,296,000	USD	28,917,267	State Street Bank and Trust Co.	09/05/19	(14,488)
GBP	3,618,000	USD	4,412,865	Standard Chartered Bank	09/05/19	(10,299)

						(24,787)

Net Unrealized Appreciation						$504,733

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
SPDR S&P 500 ETF Trust	500	09/20/19	USD	296.00	USD	14,623	$125,000
SPDR S&P 500 ETF Trust	1,000	09/20/19	USD	315.00	USD	29,245	1,500

							126,500

Put
SPDR S&P 500 ETF Trust	1,000	09/20/19	USD	270.00	USD	29,245	85,000

							$211,500

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$529,520	$—	$—	$529,520
Options purchased
Investments at value — unaffiliated(a)	—	—	211,500	—	—	—	211,500

	$—	$—	$211,500	$529,520	$—	$—	$741,020

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	24,787	—	—	24,787

(a)	Includes options purchased at value as reported in the Schedule of Investments.

18	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Portfolio

For the year ended August 31, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$2,588,353	$—	$—	$2,588,353
Options purchased(a)	—	—	2,290,301	—	—	—	2,290,301
Options written	—	—	11,766	—	—	—	11,766
Swaps	—	—	—	—	(3,080,476)	—	(3,080,476)

	$—	$—	$2,302,067	$2,588,353	$(3,080,476)	$—	$1,809,944

Net Change in Unrealized Appreciation
(Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	240,577	—	—	240,577
Options purchased(b)	—	—	(27,512)	—	—	—	(27,512)
Options written	—	—	(5,766)	—	—	—	(5,766)
Swaps	—	—	—	—	(405,545)	—	(405,545)

	$—	$—	$(33,278)	$240,577	$(405,545)	$—	$(198,246)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$68,002,371
Average amounts sold — in USD	33,677,633
Options:
Average value of option contracts purchased	320,188
Total return swaps:
Average notional value	20,000,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$529,520	$24,787
Options(a)	211,500	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$741,020	$24,787
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(211,500)	—

Total derivative assets and liabilities subject to an MNA	$529,520	$24,787

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)

BNP Paribas SA	$491,420	$—	$—	$—	$491,420
Nomura International plc	12,757	—	—	—	12,757
Standard Chartered Bank	10,294	(10,294)	—	—	—
State Street Bank and Trust Co.	15,049	(14,488)	—	—	561

	$529,520	$(24,782)	$—	$—	$504,738

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)

Standard Chartered Bank	$10,299	$(10,294)	$—	$—	$5
State Street Bank and Trust Co.	14,488	(14,488)	—	—	—

	$24,787	$(24,782)	$—	$—	$5

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Commercial Services & Supplies	$—	$—	$231,314	$231,314
Electric Utilities	—	—	1,779,351	1,779,351
Health Care Providers & Services	—	1,077	—	1,077
Machinery	—	296,175	—	296,175
Media	1,580,657	—	—	1,580,657
Software	3,657	—	—	3,657
Corporate Bonds(a)	—	22,269,098	—	22,269,098
Floating Rate Loan Interests:
Aerospace & Defense	—	57,152,305	5,583,860	62,736,165
Air Freight & Logistics	—	8,571,460	—	8,571,460
Airlines	—	25,547,118	—	25,547,118
Auto Components	—	19,418,731	—	19,418,731
Building Products	—	22,983,335	—	22,983,335
Capital Markets	—	43,934,276	4,354,350	48,288,626
Chemicals	—	119,991,065	—	119,991,065
Commercial Services & Supplies	—	148,291,672	3,252,544	151,544,216
Communications Equipment	—	6,352,324	—	6,352,324
Construction & Engineering	—	7,632,271	—	7,632,271
Construction Materials	—	40,636,042	2,409,000	43,045,042
Containers & Packaging	—	103,223,108	—	103,223,108
Diversified Consumer Services	—	61,326,550	5,377,026	66,703,576
Diversified Financial Services	—	56,109,320	6,146,192	62,255,512
Diversified Telecommunication Services	—	75,495,723	—	75,495,723
Electric Utilities	—	29,447,923	—	29,447,923
Electrical Equipment	—	20,302,710	—	20,302,710
Energy Equipment & Services	—	5,264,235	3,600,500	8,864,735
Entertainment	—	48,087,473	—	48,087,473
Equity Real Estate Investment Trusts (REITs)	—	27,722,070	14,875,264	42,597,334
Food & Staples Retailing	—	42,387,733	—	42,387,733
Food Products	—	70,852,300	—	70,852,300
Health Care Equipment & Supplies	—	18,168,511	3,609,471	21,777,982
Health Care Providers & Services	—	152,439,566	2,690,000	155,129,566
Health Care Technology	—	39,136,919	—	39,136,919
Hotels, Restaurants & Leisure	—	238,361,338	—	238,361,338
Household Durables	—	3,020,887	—	3,020,887
Independent Power and Renewable Electricity Producers	—	21,670,894	—	21,670,894
Industrial Conglomerates	—	34,299,629	7,605,116	41,904,745
Insurance	—	134,011,764	5,363,529	139,375,293
IT Services	—	262,900,289	4,426,895	267,327,184
Life Sciences Tools & Services	—	24,996,998	1,831,812	26,828,810

20	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Portfolio

	Level 1	Level 2	Level 3	Total

Machinery	$—	$55,669,912	$—	$55,669,912
Media	—	165,230,574	19,513,871	184,744,445
Metals & Mining	—	11,590,304	—	11,590,304
Multiline Retail	—	20,289,248	—	20,289,248
Multi-Utilities	—	12,918,339	—	12,918,339
Oil, Gas & Consumable Fuels	—	29,890,048	—	29,890,048
Personal Products	—	5,687,731	—	5,687,731
Pharmaceuticals	—	114,869,895	—	114,869,895
Professional Services	—	16,088,394	—	16,088,394
Real Estate Management & Development	—	22,333,345	—	22,333,345
Road & Rail	—	20,282,162	—	20,282,162
Semiconductors & Semiconductor Equipment	—	4,119,082	—	4,119,082
Software	—	205,675,400	—	205,675,400
Specialty Retail	—	21,949,810	9,064,063	31,013,873
Technology Hardware, Storage & Peripherals	—	16,300,715	—	16,300,715
Trading Companies & Distributors	—	19,032,663	—	19,032,663
Wireless Telecommunication Services	—	33,138,372	—	33,138,372
Investment Companies	118,233,614	—	—	118,233,614
Warrants(a)	—	2,488,690	—	2,488,690
Short-Term Securities	212,099,812	—	—	212,099,812
Options Purchased:
Equity contracts	211,500	—	—	211,500
Unfunded Floating Rate Loan Interests(b)	—	15,930	—	15,930
Liabilities:
Unfunded Floating Rate Loan Interests(b)	—	(17,145)	—	(17,145)

Subtotal	$332,129,240	$2,769,856,358	$101,714,158	$3,203,699,756

Investments valued at NAV(c)				96,301,413

Total Investments				$3,300,001,169

Derivative Financial Instruments(d)
Assets:
Foreign currency exchange contracts	$—	$529,520	$—	$529,520
Liabilities:
Foreign currency exchange contracts	—	(24,787)	—	(24,787)

	$—	$504,733	$—	$504,733

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(d)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2019	BlackRock Floating Rate Income Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Total

Investments:
Assets:
Opening balance, as of August 31, 2018	$7,548,976	$3,476,087	$—	$160,707,442	$—	$171,732,505
Transfers into level 3(a)	—	—	—	59,706,905	—	59,706,905
Transfers out of level 3(b)	—	—	—	(55,451,494)	—	(55,451,494)
Accrued discounts/premiums	—	—	—	183,282	—	183,282
Net realized gain (loss)	(91,408)	91,160	16,835	(2,996,535)	(72,105)	(3,052,053)
Net change in unrealized appreciation (depreciation)(c)(d)	—	103,392	—	(429,112)	72,105	(253,615)
Purchases	—	254,987	—	38,983,703	—	39,238,690
Sales	(7,457,568)	(1,914,961)	(16,835)	(101,000,698)	—	(110,390,062)
Closing balance, as of August 31, 2019	$—	$2,010,665	$—	$99,703,493	$—	$101,714,158
Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2019(d)	$—	$(10,931)	$—	$(1,348,383)	$—	$(1,359,314)

(a)

As of August 31, 2018, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2019, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of August 31, 2018, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

22	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

August 31, 2019

BlackRock Floating Rate Income Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $93,713,928) (cost — $3,049,791,962)	$3,008,514,559
Investments at value — affiliated (cost — $291,479,610)	291,487,825
Foreign currency at value (cost — $127,432)	127,334
Receivables:
Investments sold	28,401,623
Securities lending income — affiliated	82,985
Capital shares sold	5,771,409
Dividends — affiliated	350,900
Interest — unaffiliated	8,867,871
Unrealized appreciation on:
Forward foreign currency exchange contracts	529,520
Unfunded floating rate loan interests	15,930
Prepaid expenses	116,432

Total assets	3,344,266,388

LIABILITIES
Bank overdraft	267,146
Cash collateral on securities loaned at value	96,304,034
Payables:
Investments purchased	146,267,091
Administration fees	152,257
Board realignment and consolidation	131,655
Capital shares redeemed	9,527,924
Income dividend distributions	2,729,212
Investment advisory fees	1,336,137
Trustees’ and Officer’s fees	21,468
Other affiliates	11,039
Service and distribution fees	159,658
Other accrued expenses	1,319,841
Unrealized depreciation on:
Forward foreign currency exchange contracts	24,787
Unfunded floating rate loan interests	17,145

Total liabilities	258,269,394

NET ASSETS	$3,085,996,994

NET ASSETS CONSIST OF
Paid-in capital	$3,239,927,118
Accumulated loss	(153,930,124)

NET ASSETS	$3,085,996,994

NET ASSET VALUE
Institutional — Based on net assets of $2,204,715,686 and 221,545,117 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.95

Investor A — Based on net assets of $370,350,723 and 37,219,521 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.95

Investor C — Based on net assets of $84,631,189 and 8,507,475 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.95

Investor C1 — Based on net assets of $2,024,379 and 203,520 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.95

Class K — Based on net assets of $424,275,017 and 42,653,290 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.95

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statement of Operations

Year Ended August 31, 2019

BlackRock Floating Rate Income Portfolio

INVESTMENT INCOME
Dividends — affiliated	$3,428,614
Dividends — unaffiliated	5,830,711
Interest — unaffiliated	186,748,577
Securities lending income — affiliated — net	686,120

Total investment income	196,694,022

EXPENSES
Investment advisory	17,171,031
Service and distribution — class specific	2,124,448
Transfer agent — class specific	1,823,805
Administration	1,286,870
Administration — class specific	685,323
Accounting services	464,954
Registration	320,101
Professional	245,567
Board realignment and consolidation	139,326
Printing	67,864
Trustees and Officer	50,258
Custodian	42,405
Recoupment of past waived and/or reimbursed fees — class specific	4,469
Recoupment of past waived and/or reimbursed fees	4,199
Miscellaneous	498,694

Total expenses	24,929,314
Less:
Fees waived and/or reimbursed by the Manager	(117,120)

Total expenses after fees waived and/or reimbursed	24,812,194

Net investment income	171,881,828

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	181,361
Investments — unaffiliated	(56,259,535)
Forward foreign currency exchange contracts	2,588,353
Foreign currency transactions	372,506
Options written	11,766
Short sales — affiliated	(6,777)
Swaps	(3,080,476)

(56,192,802)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	7,146
Investments — unaffiliated	(25,317,234)
Forward foreign currency exchange contracts	240,577
Foreign currency translations	(466,659)
Options written	(5,766)
Swaps	(405,545)
Unfunded floating rate loan interests	8,581

(25,938,900)

Net realized and unrealized loss	(82,131,702)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$89,750,126

See notes to financial statements.

24	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Floating Rate Income Portfolio
	Year Ended August 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$171,881,828	$163,904,410
Net realized gain (loss)	(56,192,802)	656,835
Net change in unrealized appreciation (depreciation)	(25,938,900)	(18,640,120)
Net increase in net assets resulting from operations	89,750,126	145,921,125

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(125,627,714)	(124,225,147)
Investor A	(20,086,787)	(23,202,420)
Investor C	(4,215,706)	(4,191,072)
Investor C1	(195,706)	(460,073)
Class K	(21,487,768)	(11,728,056)
Decrease in net assets resulting from distributions to shareholders	(171,613,681)	(163,806,768)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(908,404,289)	384,520,256

NET ASSETS(b)
Total increase (decrease) in net assets	(990,267,844)	366,634,613
Beginning of year	4,076,264,838	3,709,630,225
End of year	$3,085,996,994	$4,076,264,838

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio

	Institutional

	Year Ended August 31,
	2019	2018	2017	2016	2015 (a)

Net asset value, beginning of year	$10.15	$10.20	$10.12	$10.20	$10.46
Net investment income(b)	0.51	0.45	0.42	0.42	0.44
Net realized and unrealized gain (loss)	(0.20)	(0.05)	0.08	(0.08)	(0.24)
Net increase from investment operations	0.31	0.40	0.50	0.34	0.20

Distributions from net investment income(c)	(0.51)	(0.45)	(0.42)	(0.42)	(0.46)

Net asset value, end of year	$9.95	$10.15	$10.20	$10.12	$10.20

Total Return(d)
Based on net asset value	3.13%	3.96%	5.01%	3.48%	1.98%

Ratios to Average Net Assets(e)
Total expenses(f)	0.67%	0.66%	0.67%	0.68%	0.69%
Total expenses after fees waived and/or reimbursed	0.66%	0.66%	0.67%	0.67%	0.68%
Net investment income	5.08%	4.39%	4.10%	4.23%	4.26%

Supplemental Data
Net assets, end of year (000)	$2,204,716	$2,958,918	$2,753,882	$2,290,192	$1,862,771
Portfolio turnover rate	52%	60%	112%	72%	78%

(a) Consolidated Financial Highlights.

(b) Based on average shares outstanding.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.04%	0.02%	0.01%	0.01%	0.01%
(f) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Year Ended August 31,
	2019	2018	2017	2016	2015
Expense ratios	0.67%	0.66%	N/A	N/A	0.67%

See notes to financial statements.

26	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio (continued)

	Investor A

	Year Ended August 31,
	2019	2018	2017	2016	2015 (a)

Net asset value, beginning of year	$10.15	$10.20	$10.12	$10.20	$10.46
Net investment income(b)	0.48	0.42	0.39	0.39	0.42
Net realized and unrealized gain (loss)	(0.20)	(0.05)	0.08	(0.08)	(0.25)
Net increase from investment operations	0.28	0.37	0.47	0.31	0.17

Distributions from net investment income(c)	(0.48)	(0.42)	(0.39)	(0.39)	(0.43)

Net asset value, end of year	$9.95	$10.15	$10.20	$10.12	$10.20

Total Return(d)
Based on net asset value	2.84%	3.65%	4.69%	3.14%	1.68%

Ratios to Average Net Assets(e)
Total expenses(f)	0.95%	0.97%	0.99%	1.01%	0.98%
Total expenses after fees waived and/or reimbursed	0.95%	0.96%	0.98%	1.01%	0.97%
Net investment income	4.79%	4.08%	3.79%	3.89%	4.04%

Supplemental Data
Net assets, end of year (000)	$370,351	$546,843	$607,709	$554,628	$597,767
Portfolio turnover rate	52%	60%	112%	72%	78%

(a) Consolidated Financial Highlights.

(b) Based on average shares outstanding.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.04%	0.02%	0.01%	0.01%	0.01%
(f) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Year Ended August 31,
	2019	2018	2017	2016	2015
Expense ratios	0.95%	N/A	N/A	1.00%	N/A

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio (continued)

	Investor C

	Year Ended August 31,
	2019	2018	2017	2016	2015 (a)

Net asset value, beginning of year	$10.15	$10.19	$10.11	$10.19	$10.46
Net investment income(b)	0.41	0.34	0.31	0.32	0.33
Net realized and unrealized gain (loss)	(0.21)	(0.04)	0.08	(0.08)	(0.25)
Net increase from investment operations	0.20	0.30	0.39	0.24	0.08

Distributions from net investment income(c)	(0.40)	(0.34)	(0.31)	(0.32)	(0.35)

Net asset value, end of year	$9.95	$10.15	$10.19	$10.11	$10.19

Total Return(d)
Based on net asset value	2.09%	3.01%	3.94%	2.42%	0.83%

Ratios to Average Net Assets(e)
Total expenses(f)	1.69%	1.69%	1.70%	1.71%	1.72%
Total expenses after fees waived and/or reimbursed	1.69%	1.68%	1.70%	1.70%	1.71%
Net investment income	4.06%	3.36%	3.08%	3.19%	3.25%

Supplemental Data
Net assets, end of year (000)	$84,631	$119,171	$133,144	$128,754	$129,526
Portfolio turnover rate	52%	60%	112%	72%	78%

(a) Consolidated Financial Highlights.

(b) Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.04%	0.02%	0.01%	0.01%	0.01%

(f) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Expense ratios	1.69%	N/A	N/A	N/A	1.71%

See notes to financial statements.

28	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio (continued)

	Investor C1

	Year Ended August 31,
	2019	2018	2017	2016	2015 (a)

Net asset value, beginning of year	$10.15	$10.19	$10.12	$10.20	$10.46
Net investment income(b)	0.43	0.37	0.34	0.35	0.36
Net realized and unrealized gain (loss)	(0.20)	(0.04)	0.07	(0.09)	(0.24)
Net increase from investment operations	0.23	0.33	0.41	0.26	0.12

Distributions from net investment income(c)	(0.43)	(0.37)	(0.34)	(0.34)	(0.38)

Net asset value, end of year	$9.95	$10.15	$10.19	$10.12	$10.20

Total Return(d)
Based on net asset value	2.33%	3.28%	4.11%	2.69%	1.19%

Ratios to Average Net Assets(e)
Total expenses	1.44%(f)	1.43%	1.44%	1.45%	1.45%
Total expenses after fees waived and/or reimbursed	1.44%	1.42%	1.44%	1.44%	1.45%
Net investment income	4.26%	3.61%	3.39%	3.46%	3.53%

Supplemental Data
Net assets, end of year (000)	$2,024	$10,313	$14,792	$47,450	$56,260
Portfolio turnover rate	52%	60%	112%	72%	78%

(a)   Consolidated Financial Highlights.

(b)   Based on average shares outstanding.

(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)   Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)   Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.04%	0.02%	0.01%	0.01%	0.01%

(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio (continued)

	Class K
	Year Ended August 31,			Period from 03/28/16 (a) to 08/31/16
	2019	2018	2017

Net asset value, beginning of period	$10.15	$10.19	$10.11	$9.90
Net investment income(b)	0.51	0.45	0.42	0.19
Net realized and unrealized gain (loss)	(0.20)	(0.04)	0.08	0.21
Net increase from investment operations	0.31	0.41	0.50	0.40

Distributions from net investment income(c)	(0.51)	(0.45)	(0.42)	(0.19)

Net asset value, end of period	$9.95	$10.15	$10.19	$10.11

Total Return(d)
Based on net asset value	3.19%	4.09%	5.05%	4.05%(e)

Ratios to Average Net Assets(f)
Total expenses(g)	0.61%	0.63%	0.65%	0.63%(h)
Total expenses after fees waived and/or reimbursed	0.61%	0.63%	0.63%	0.63%(h)
Net investment income	5.12%	4.44%	4.08%	4.44%(h)

Supplemental Data
Net assets, end of period (000)	$424,275	$441,021	$200,103	$6,258
Portfolio turnover rate	52%	60%	112%	72%

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,			Period from 03/28/16 (a) to 08/31/16

	2019	2018	2017
Investments in underlying funds	0.04%	0.02%	0.01%	0.01%
(g) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:
	Year Ended August 31,			Period from 03/28/16 (a) to 08/31/16

	2019	2018	2017
Expense ratios	0.61%	0.62%	N/A	N/A

(h)	Annualized.

See notes to financial statements.

30	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Floating Rate Income Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization and through dividend and capital gain reinvestment by current holders. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C and Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years
Investor C1 Shares	No	No	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Reorganization: The Board of Trustees of the Trust (the “Board”) approved an Agreement and Plan of Reorganization with respect to BlackRock Floating Rate Income Portfolio (the “Target Fund”), pursuant to which the Target Fund reorganized into a newly created series (the “Acquiring Fund”) of BlackRock Funds V, a newly organized Massachusetts business trust. The reorganization (the “Reorganization”) closed on September 17, 2018 and was not subject to approval by shareholders of the Target Fund.

Target Fund	Target Fund’s Registrant	Acquiring Fund	Acquiring Fund’s Registrant

BlackRock Floating Rate Income Portfolio	BlackRock Funds II	BlackRock Floating Rate Income Portfolio	BlackRock Funds V

The Reorganization was effected in connection with the reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds.

The Acquiring Fund has the same investment objective, strategies and policies, investment adviser, portfolio management team and service providers as the Target Fund. The Target Fund is the performance and accounting survivor of its Reorganization, meaning that the Acquiring Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. In addition, the Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Target Fund as of the date of the Reorganization. The Reorganization was tax-free, meaning that the Target Fund’s shareholders became shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Acquiring Fund. Each shareholder of the Target Fund received shares of the Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 14, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Acquiring Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post-Reorganization

BlackRock Floating Rate Income Portfolio	395,209,834	1	395,209,834

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Acquiring Fund had not yet commenced operations and had no assets or liabilities. The Target Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganization were as follows:

Target Fund	Net Assets	Fair Value of Investments	Cost of Investments

BlackRock Floating Rate Income Portfolio	$4,015,191,774	$4,150,923,616	$4,163,990,446

Prior to the Reorganization’s effective date, the Target Fund began to incur expenses in connection with the realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. These expenses and liabilities have been assumed by the Acquiring Fund. The Manager has voluntarily agreed to reimburse the Acquiring Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board effective January 1, 2019, the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

32	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of August 31, 2019 certain investments of the Fund were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

34	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Allied Universal Holdco LLC, Term Loan	$2,055,501	$2,034,946	$2,050,876	$15,930
BCPE Empire Holdings, Term Loan B	855,412	855,412	840,442	(14,970)
MED Parentco LP, Term Loan	1,302,498	1,289,473	1,287,298	(2,175)

Short Sale Transactions: In short sale transaction, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

36	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount

Fidelity Investments	$28,465,990	$(28,465,990)	$—
Goldman Sachs & Co.	43,180,578	(43,180,578)	—
Morgan Stanley & Co. LLC	6,342,105	(6,342,105)	—
Nomura Securities International, Inc.	15,725,255	(15,725,255)	—

	$93,713,928	$(93,713,928)	$—

(a)

Cash collateral with a value of $96,304,034 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 Billion	0.550%
$1 Billion — $2 Billion	0.500
$2 Billion — $3 Billion	0.475
Greater than $3 Billion	0.450

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fees	Distribution Fees

Investor A	0.25%	—%
Investor C	0.25	0.75
Investor C1	0.25	0.50

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

38	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended August 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service and Distribution Fees

Investor A	$1,049,009
Investor C	1,040,616
Investor C1	34,823

$2,124,448

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below:

Average Daily Net Assets	Administration Fees

First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended August 31, 2019, the Fund paid the following to the Manager in return for these services, which are included in administration — class specific in the Statement of Operations:

Institutional	$495,714
Investor A	83,914
Investor C	20,811
Investor C1	929
Class K	83,955

$685,323

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended August 31 2019, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$232
Investor A	10

$242

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended August 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$9,802
Investor A	6,723
Investor C	2,887
Investor C1	28
Class K	815

$20,255

For the year ended August 31 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	$1,352,128
Investor A	382,365
Investor C	80,407
Investor C1	3,800
Class K	5,105

$1,823,805

Other Fees: For the year ended August 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $23,854.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

For the year ended August 31, 2019, affiliates received CDSCs as follows:

Investor A	$33,068
Investor C	23,420

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended August 31, 2019, the amount waived was $114,306.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through December 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended August 31, 2019, the Manager waived $2,814 in investment advisory fees pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.70%
Investor A	1.05
Investor C	1.80
Investor C1	1.80
Class K	0.65

The Manager has agreed not to reduce or discontinue these contractual expense limitations through December 31, 2019, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended August 31, 2019, there were no fees waived and/ or reimbursed by the Manager.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

        (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

        (2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended August 31, 2019, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

Fund Level	$4,199
Class K	4,469

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in

40	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Bond Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended August 31, 2019, the Fund paid BIM $218,584 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended August 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended August 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Sales	7,457,524
Net Realized Loss	(167,455)

7.	PURCHASES AND SALES

For the year ended August 31, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were $1,719,608,394 and $2,565,453,179, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Paid-in capital	$ (139,326)
Accumulated loss	139,326

The tax character of distributions paid was as follows:

	08/31/19	08/31/18

Ordinary income	$171,613,681	$163,806,768

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated losses were as follows:

Undistributed ordinary income	$1,857,057
Non-expiring capital loss carryforwards(a)	(109,818,706)
Net unrealized losses(b)	(45,968,475)

$(153,930,124)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the timing and recognition of partnership income, the deferral of compensation to trustees and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

As of August 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$3,345,993,367

Gross unrealized appreciation	$2,863,281
Gross unrealized depreciation	(48,854,265)

Net unrealized depreciation	$(45,990,984)

9.	BANK BORROWINGS

BlackRock Funds V, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Of the aggregate $2.25 billion commitment amount, $500 million is specifically designated to the Fund and BlackRock Credit Strategies Income Fund in the aggregate. The remaining $1.75 billion commitment is available to all Participating Funds, but the Fund and BlackRock Credit Strategies Income Fund can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended August 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

42	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded options purchased and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 08/31/19		Year Ended 08/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	88,289,119	$881,794,278	110,018,148	$1,121,064,724
Shares issued in reinvestment of distributions	9,806,618	97,780,997	9,684,708	98,637,662
Shares redeemed	(168,038,077)	(1,674,791,676)	(98,263,998)	(1,001,136,637)
Net increase (decrease)	(69,942,340)	$(695,216,401)	21,438,858	$218,565,749
Investor A
Shares sold and automatic conversion of shares	9,982,617	$100,026,072	11,869,556	$120,971,535
Shares issued in reinvestment of distributions	1,737,652	17,321,696	1,993,980	20,306,709
Shares redeemed	(28,376,672)	(283,396,700)	(19,587,297)	(199,559,688)
Net decrease	(16,656,403)	$(166,048,932)	(5,723,761)	$(58,281,444)
Investor C
Shares sold	1,732,294	$17,382,875	2,162,674	$22,030,992
Shares issued in reinvestment of distributions	374,962	3,736,653	367,733	3,744,153
Shares redeemed and automatic conversion of shares	(5,343,468)	(53,280,391)	(3,847,403)	(39,193,156)
Net decrease	(3,236,212)	$(32,160,863)	(1,316,996)	$(13,418,011)
Investor C1
Shares sold	3,134	$31,277	1,180	$12,011
Shares issued in reinvestment of distributions	15,159	151,678	37,640	383,302
Shares redeemed and automatic conversion of shares	(831,189)	(8,363,941)	(473,609)	(4,823,915)
Net decrease	(812,896)	$(8,180,986)	(434,789)	$(4,428,602)
Class K
Shares sold	11,633,096	$116,382,352	38,403,221	$390,723,277
Shares issued in reinvestment of distributions	2,155,940	21,487,218	1,125,907	11,455,457
Shares redeemed	(14,599,871)	(144,666,677)	(15,694,409)	(160,096,170)
Net increase (decrease)	(810,835)	$(6,797,107)	23,834,719	$242,082,564
Total Net Increase (Decrease)	(91,458,686)	$(908,404,289)	37,798,031	$384,520,256

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

Share Class	Net Investment Income
Institutional	$(124,225,147)
Investor A	(23,202,420)
Investor C	(4,191,072)
Investor C1	(460,073)
Class K	(11,728,056)

Undistributed (distributions in excess of) net investment income as of August 31, 2018 was $1,428,452.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Floating Rate Income Portfolio and the Board of Trustees of BlackRock Funds V:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Floating Rate Income Portfolio of BlackRock Funds V (the “Fund”), including the schedule of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

October 22, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (Unaudited)

During the fiscal year ended August 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Dates
Interest-Related Dividends for Non-U.S. Residents(a)	September 2018 — December 2018	92.99%
	January 2019 — August 2019	97.72

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M / I M P O R T A N T T A X I N F O R M A T I O N	45

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds V (the “Trust”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock Floating Rate Income Portfolio (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

46	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, third, and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	47

Disclosure of Investment Advisory Agreement  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

48	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships held During the Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	87 RICs consisting of 111 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	87 RICs consisting of 111 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	87 RICs consisting of 111 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	87 RICs consisting of 111 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi(d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	88 RICs consisting of 112 Portfolios	None
Henry Gabbay 1947	Trustee (Since 2007)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	87 RICs consisting of 111 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	87 RICs consisting of 111 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester(d) 1951	Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	49

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships held During the Past Five Years
Catherine A. Lynch(d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Trustees (a)(e)
Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	125 RICs consisting of 293 Portfolios	None
John M. Perlowski(d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

50	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 4, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Effective September 5, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	51

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at http://www. sec.gov. The Fund’s Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

52	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	53

Glossary of Terms Used in this Report

Currency

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviations

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

SCA	Svenska Cellulosa Aktiebolaget

54	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FRI-8/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

(a) Audit Fees	(b) Audit-Related Fees[1]	(c) Tax Fees[2]	(d) All Other Fees

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Portfolio	$94,860	$94,860	$213	$0	$18,100	$17,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Portfolio	$18,313	$17,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –     The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –    Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds V

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: November 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: November 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds V

Date: November 5, 2019